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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the use in this Amendment No. 1 to the Form S-1 Registration Statement (File No. 333-18719) of our reports dated February 1, 1996, and May 16, 1994, included in or made a part of this Registration Statement and to all references to our firm included in this Registration Statement.

                                          ARTHUR ANDERSEN LLP

Omaha, Nebraska

 January 6, 1997